Item 1: Report to Shareholders

Institutional Small-Cap Stock Fund	June 30, 2005

The views and opinions in this report were current as of June 30, 2005. They are not guarantees of performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and the managers reserve the right to change their views about individual stocks, sectors, and the markets at any time. As a result, the views expressed should not be relied upon as a forecast of the fund’s future investment intent. The report is certified under the Sarbanes-Oxley Act of 2002, which requires mutual funds and other public companies to affirm that, to the best of their knowledge, the information in their financial reports is fairly and accurately stated in all material respects.

Dear Investor

After six years of outperforming the S&P 500 Index, small-caps have paused in their race against large-cap shares. The Russell 2000 Index of small-cap stocks declined 1.25% in the first half of 2005, just a bit behind large-caps over the period. Indeed, only a sharp second-quarter rally kept small-caps from further under-performing their larger counterparts. The biggest contributors to small-cap returns included energy shares, which powered ahead 23%, driven by surging oil and gas prices. Investors also took a more cautious stance, rewarding holdings in utilities with a nearly 10% gain. Surprisingly, real estate investment trusts (REITs) continued to advance, as investors looking for higher yields drove REITs almost 14% higher in the second quarter alone. The losing sectors for the Russell 2000 were technology, which declined more than 10%, and the once-hot materials sector, which fell nearly 9% after a blistering run.

Performance Comparison

Periods Ended 6/30/05	6 Months	12 Months
Institutional Small-Cap
Stock Fund	-1.13%	9.79%
Russell 2000 Index	-1.25	9.45
Lipper Small-Cap
Core Funds Index	-0.16	9.67
S&P 500 Stock Index	-0.81	6.32

Your fund returned -1.13% during the first half of 2005, modestly outperforming the unmanaged Russell 2000 Index. Excellent stock selection in health care plus our large energy weighting aided results relative to the index and more than offset poor stock selection in industrials and a significant underweight in both utilities and REITs. With the average REIT well above typical valuation measures, we chose to underweight this sector—not a winning strategy thus far in 2005.

ENVIRONMENT

Where does this leave us at midyear? The U.S. economy is facing headwinds from rising energy prices and a Fed-driven increase in short-term rates. This is offset by strong housing spending, a still-buoyant economy, and liquid corporate balance sheets that should bode well for future capital spending. We remain sanguine in our outlook for the overall economy and the equity markets.

Growth Vs. Value

Periods Ended 6/30/05	6 Months	12 Months
Russell 2000 Growth Index	-3.58%	4.29%
Russell 2000 Value Index	0.90	14.39

What is less clear is the future relative performance of small-caps. We are very late in what would be a typical small-cap cycle. As the table shows, small-cap value shares have had a tremendous period of outperformance relative to growth stocks, but now seem especially vulnerable to weaken versus their growth counterparts. Whether small-cap growth shares can power the Russell 2000 ahead of the S&P 500 in 2005 remains an open question. We’ll discuss this more in our outlook section.

INVESTMENT REVIEW

After underweighting health care for several years, we began spotting interesting investment opportunities in the sector last summer. Perhaps jitters over election-year health care politics helped dampen investor outlook. Certainly, the well-publicized pharmaceutical recalls did nothing to help sentiment in the drug sector. Whatever the reason for the improved relative value, we increased our weighting significantly. Fortunately, several of these investments bore fruit quickly. A relatively new investment, Accredo Health, surged 64% in the half as the specialty-drug distribution company agreed to be acquired by Medco. Another big winner, ResMed, a manufacturer of products to relieve obstructive sleep apnea, moved ahead 29% on strong reported earnings driven by surging organic growth as consumers have become more aware of this malady. ResMed has been growing above the industry’s 20% rate, aided by the launch of its “Mirage” soft nasal pillow. Sunrise Senior Living advanced on strong quarterly earnings and favorable investor reaction to the recent acquisition of The Fountains, a privately held senior living company. Finally, the outpatient surgery industry experienced solid growth, and our position in United Surgical Partners increased 25% as the company completed several attractive acquisitions and raised earnings guidance. Other big winners in the sector included Henry Schein and WellChoice, which rose 19% and 30%, respectively. In aggregate, our holdings rose 7.4% in an index sector that lost 1.5% over the half year.

Our significant holdings in the energy sector rose almost 21%, led by strong performance from National Oilwell, which completed its merger with Varco. The company is seeing its backlog rise as energy firms look to order new drilling rigs. However, the newly combined firm sports a market cap greater than $8 billion—too high for our charter—and as a result we eliminated the holding. Rising energy prices also helped the exploration and production firm Forest Oil and energy services provider Grant Prideco surge about 32% each in the half year.

After several years of strong spending, U.S. consumers are now facing the twin headwinds of rising interest rates and surging energy prices. As a result, we are somewhat underweight the consumer discretionary segment. However, our retail and restaurant holdings helped the fund by driving our segment returns nearly 6% higher while the index’s holdings increased only 1.9% . Leading gainers here included Panera Bread, Jarden Corp., and AnnTaylor Stores. Panera increased almost 54% as the company reported strong same-store sales comparisons as it recovered from the recent low-carb diet fad. Jarden rose 24% as investors applauded two recent acquisitions, American Household Corp. and Holmes Group. Finally, AnnTaylor advanced over 12% as the firm appointed Kay Krill to head the company. Ms. Krill had previously led the firm’s highly successful Loft division through a period of strong growth.

Other big winners included wireless tower operator SpectraSite, which agreed to be acquired by American Tower, and telecom equipment firm Adtran, which rose about 30% on improved earnings guidance.

Of course, we also had our share of problem children. Notably, the portfolio lost ground in industrials, financials, and utilities. The industrial and business services sector was our largest detractor, led by our biggest loser, Trex, which fell over 50% as the building materials maker reported a disappointing second quarter. The spring selling period went slower than expected and was undoubtedly affected by poor weather. Thus, dealer inventories were left a bit full and the company also faced a margin squeeze as rising raw material prices and plant startup expenses lowered returns. Armor Holdings, previously a big winner, fell almost 16% as investors worried that its large contracts to armor military vehicles for Iraq would not be renewed in 2006. As we write this letter, we don’t appear to be any closer to exiting the Middle East. The army also plans to eventually armor most of its tactical vehicles, about 230,000, and the company’s experience in armoring 550 Humvees a month positions it to work for years.

Other significant detractors included EGL Logistics, which dipped 32% after the firm reported disappointing earnings and failed to give future earnings guidance. Margins were off as the company faced surcharges from its carriers for rising fuel prices and ocean and airfreight volume began to drop. Resources Connections declined more than 14% as investors worried that its windfall Sarbanes-Oxley consulting business would disappear after 2005’s compliance deadline passes. However, business appears to be okay and the naysayers may be too pessimistic. Also hurting us were A.O. Smith, which fell as cool weather caused air-conditioning component sales to suffer, and Tetra Tech, which restructured and planned to exit its troubled telecom consulting unit.

We were of the majority opinion in January that interest rates were sure to rise in 2005. Lo and behold, while the short-term yields rose as the Fed tightened, the long bond fooled the consensus, staging a rally that actually lowered yields. Thus our underweighting in the financials segment hurt us. An unfortunate earnings disappointment at Piper Jaffray also hurt the portfolio, as the firm missed first-quarter earnings on poor results in fixed-income trading. Piper, which dipped 37%, is restructuring the division, and we are comfortable with our allocation. Yield-oriented defensive investors drove up REIT returns by nearly 14% in the second quarter. By most traditional measures, the sector looks overbought and overvalued, and we intend to remain underweight. However, our caution cost us 20 basis points (0.20%) of performance in the first half of 2005.

Our materials holdings declined nearly 13%. Buckeye fell about 39% as earnings fell short of expectations because of higher commodity costs in its specialty fiber business. Buckeye, which had been seeing a nice earnings recovery, now has investors nervous that its earnings may never return to historic levels. Steel Dynamics dipped 27% on worries that the recent steel pricing cycle was ending. After a huge run, steel prices collapsed in the second quarter, taking the stocks down with them. Finally, Mosaic, the fertilizer combination of our holding in IMC Global and Cargill’s diammonium phosphate (DAP) business, retreated 16% on fears of a poor outlook in DAP and an uncertain near-term outlook for crop pricing.

Other big losers included Altiris and Gateway in the technology sector. Altiris lowered earnings guidance for the second quarter and 2005, which led investors to exit the stock. Additionally, Hewlett-Packard, Altiris’ largest partner, has been reevaluating its relationship, leading some investors to fear Altiris could be in danger of losing this important partner. Gateway fell 45% even though the company beat earnings guidance for three straight quarters and has regained profitability. We believe sentiment will change once cash flows turn solidly positive.

Sector Diversification
Periods Ended	12/31/04	6/30/05
Information Technology	22.3%	20.7%
Financials	17.2	17.5
Health Care	12.2	14.8
Industrials and Business Services	16.4	14.7
Consumer Discretionary	12.0	14.1
Energy	7.2	6.2
Materials	6.6	4.8
Consumer Staples	1.8	1.9
Utilities	0.6	1.3
Telecommunication Services	0.9	1.0
Other and Reserves	2.8	3.0
Total	100.0%	100.0%

Historical weightings reflect current industry/sector classifications.

PORTFOLIO STRATEGY

As we said earlier, we remain underweighted in interest rate-sensitive stocks. We are, however, beginning to slowly increase our holdings in the thrift and mortgage area. The segment typically begins to act better about six months prior to the Fed ending its tight credit stance, and we could be nearer this today. One of our largest purchases was Harbor Florida Bancshares, a well-managed thrift serving east central Florida. The stock came under pressure from rising short-term rates, but we believe the company will be able to manage through a low yield-spread environment and that sentiment will improve toward the thrifts and regional banks once rates stabilize.

The strong move in energy prices forced us to reduce holdings due either to rich valuations or because market caps have grown too large. We did add to our position in Bill Barrett, which holds intriguing potential to multiply its natural gas production over the next few years as it explores high-potential acreage in the Rocky Mountains. This is one of a handful of smaller exploration and production companies with experienced management and exploration upside. We took the opportunity to boost our stake opportunistically during drops in commodity prices.

Longtime shareholders will recognize Columbia Sportswear, a firm we first purchased years ago on its IPO. Columbia was a very successful investment for our portfolio, and we sold the position several years ago at a nice profit. Market events recently conspired to give us an opportunity to revisit the stock. Columbia had a steep sell-off after reporting first-quarter earnings. Management lowered sales and earnings guidance for the remainder of 2005 because of a weak fall backlog stemming from challenges in its outerwear business. We saw the sell-off as an overreaction, and believe that while 2005 will be a tough year, the company will resume growth in 2006. With a solid balance sheet and the same good management team, we are willing to wait out the current weakness.

Two other interesting new purchases, Angelica and Ritchie Brothers Auctioneers, look to be evolving into unique business opportunities. Angelica provides linen rental services to hospitals and clinics. We believe the company’s potential earnings are far greater than those displayed currently and that new CEO Steve O’Hara will orchestrate a turnaround through better business practices, investment in automation, and sound acquisitions. One of our favorite catalysts for investment is an energized new management. O’Hara fills the bill, and we eagerly await his impact.

Ritchie Brothers has been attracting buyers and sellers of industrial and construction vehicles around the globe for over 40 years. It has built its reputation on unreserved auctions and honest selling practices. We believe the model can be leveraged around the world and the firm can grow earnings by 15% annually over a long period.

The great energy rally unfortunately moved many of our holdings squarely into the mid-cap space. We sold two long-term holdings, National Oilwell Varco, mentioned earlier, and Noble Energy. Following Noble’s merger with Patina Oil and Gas, its cap has approached $7 billion. Given that this stock has appreciated substantially, we chose to reduce our holdings. Finally, we eliminated our position in Atwood Oceanics. Atwood owns offshore drilling rigs that operate in deeper waters around the world. With the strong demand for its services, Atwood’s share price more than doubled to an all-time high. We felt it prudent to eliminate our position given the extreme cyclicality of the offshore drilling industry.

We also eliminated two previously mentioned materials positions after substantial appreciation, Mosaic and Steel Dynamics. Besides the uncertain outlook in agriculture, we deemed Mosaic shares fully priced on replacement value. We sold Steel Dynamics on weakening fundamentals, as surging Chinese steel supply rose faster than demand, depressing prices globally.

Finally, Black Box. Sometimes we just don’t get it right. Black Box had a unique niche serving IT departments with networking and telecom supplies in a direct marketing model that appears to have become commoditized over time. The firm initially tried to offset this decline by entering the on-premises service and construction business, which worked for a while, but revenues never seemed to recover. Now the firm is trying to recover by acquiring companies in related businesses—not a low-risk strategy. Our belief is that the company will continue to face competitive pressure in its core structured cabling business, and we think the firm is seeing emerging competition in its historically high-profit catalog business. While we were willing to hold the stock when the company was using its strong cash flow to repurchase shares, we are less enthusiastic about its return to an acquisition strategy. For that reason, we eliminated the shares.

OUTLOOK

Small-cap shares are off to an uncertain start in 2005. After a weak first quarter, the small-cap Russell 2000 Index rose 4.3% in the second quarter, outperforming the S&P 500’s 1.4% advance. This surge did not fully erase the first-quarter deficit, and consequently small-caps ended a bit behind large-caps through the first half of the year.

Has the long cycle of small-cap outperformance relative to large-caps run its course? It may certainly be described as long in the tooth. The current cycle, now over six years old, has surpassed the average period of small-cap leadership. Based on earnings, valuations are no longer as attractive, although on some measures—such as relative price-to-sales and price-to-cash flow—they are closer to the long-term averages for the sector. Fortunately, earnings for small-cap shares have picked up relative to large-cap, and if this is sustained, there may be one last leg of outperformance. If so, we could finally see the long-awaited return of strong performance by small-cap growth shares, notably absent so far. Small-cap value stocks have had a great run, though our Small-Cap Value Fund manager, Preston Athey, believes the best period of relative performance for the value segment is now past.

Small-caps are no longer offering the relative bargain prices. While we could still see the strong late-cycle surge in small-cap growth, we believe investors may wish to trim their exposure to the asset class. Those with an overweight should certainly consider reducing exposure, and cautious investors might even wish to underweight small-caps.

We thank you once again for entrusting T. Rowe Price with your investment needs. We remain confident that our balanced mix of growth and value can serve us well over the course of the cycle.

Respectfully submitted,

Greg A. McCrickard
President of the fund and chairman of its Investment Advisory Committee

July 20, 2005

The committee chairman has day-to-day responsibility for managing the portfolio and works with committee members in developing and executing the fund’s investment program.

Risks of Stock Investing

As with all stock and bond mutual funds, the fund’s share price can fall because of weakness in the stock or bond markets, a particular industry, or specific holdings. The financial markets can decline for many reasons, including adverse political or economic developments, changes in investor psychology, or heavy institutional selling. The prospects for an industry or company may deteriorate because of a variety of factors, including disappointing earnings or changes in the competitive environment. In addition, the investment manager’s assessment of companies held in a fund may prove incorrect, resulting in losses or poor performance even in rising markets. Investing in small companies involves greater risk than is customarily associated with larger companies. Stocks of small companies are subject to more abrupt or erratic price movements than larger-company stocks. Small companies often have limited product lines, markets, or financial resources, and their managements may lack depth and experience. Such companies seldom pay significant dividends that could cushion returns in a falling market.

Glossary

Lipper indexes: Fund benchmarks that consist of a small number of the largest mutual funds in a particular category as tracked by Lipper Inc.

S&P 500 Stock Index: An unmanaged index that tracks the stocks of 500 primarily large-cap U.S. companies.

Russell 2000 Index: Consists of the smallest 2,000 companies in the Russell 3000 Index. Performance is reported on a total return basis.

Russell 2000 Value Index: Market-weighted total return index that measures the performance of companies within the Russell 2000 Index having lower price/book value ratios and lower forecasted growth rates.

Russell 2000 Growth Index: Market-weighted total return index that measures the performance of companies within the Russell 2000 Index having higher price/book value ratios and higher forecasted growth rates.

Market capitalization: The total value of a company’s publicly traded shares.

Price/earnings ratio (P/E): A valuation measure calculated by dividing the price of a stock by its current or projected (forward) earnings per share. This ratio gives investors an idea of how much they are paying for current or future earnings power.

Price/sales ratio: A valuation measure calculated by dividing the price of a stock by its current or projected (forward) sales (or revenues) per share.

Price/book value ratio: A valuation measure calculated by dividing the price of a stock by a company’s book value per share. Book value is the net worth, or liquidating value, of a business and is calculated by subtracting all liabilities, including debt and preferred stocks, from total assets, and dividing by the number of shares of common stock outstanding.

Portfolio Highlights

Twenty-Five Largest Holdings
Percent of
Net Assets
6/30/05
Grant Prideco	1.4%
ResMed	1.3
Sunrise Senior Living	1.1
Airgas	1.1
Forest Oil	1.0
SpectraSite	1.0
Harsco	1.0
WestAmerica	1.0
Ohio Casualty	0.9
Armor Holdings	0.9
Global Payments	0.9
Seacor Holdings	0.9
United Surgical Partners International	0.9
Toro	0.9
FMC Technologies	0.9
Henry Schein	0.9
Iron Mountain	0.9
Chittenden	0.9
Accredo Health	0.8
Amegy Bancorp	0.8
Matthews International	0.8
Scholastic	0.8
Brunswick	0.8
AnnTaylor Stores	0.8
Herman Miller	0.8
Total	23.5%

Note: Table excludes investments in the T. Rowe Price Reserve Investment
Fund.

Major Portfolio Changes
Listed in descending order of size
Six Months Ended 6/30/05

LARGEST PURCHASES
Harbor Florida Bancshares*
Warnaco Group*
Unisource Energy*
Baldor Electric*
Bill Barrett
Waste Connections*
Cymer
Ritchie Bros. Auctioneers*
Columbia Sportswear*
Toro

LARGEST SALES
National Oilwell Varco**
Noble Energy
Atwood Oceanics**
Mosaic**
Steel Dynamics**
Minerals Technologies
Tessera Technologies**
Kronos
Black Box**
W. R. Berkley

*	Position added
**	Position eliminated

Growth of $10,000

This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which may include a broad-based market index and a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.

Average Annual Compound Total Return
			Since
			Inception
Periods Ended 6/30/05	1 Year	5 Years	3/31/00

Institutional Small-Cap
Stock Fund	9.79%	8.79%	8.89%
Russell 2000 Index	9.45	5.71	4.66
Lipper Small-Cap Core Funds Index	9.67	7.25	6.57

Current performance may be higher or lower than the quoted past per-
formance, which cannot guarantee future results. Share price, principal value, and return will vary, and you may have a gain or loss when you sell your shares. For the most recent month-end performance informa-
tion, please contact a T. Rowe Price representative at 1-800-638-8790.

This table shows how the portfolio and its benchmarks would have per-
formed each year if their actual (or cumulative) returns for the periods shown had been earned at a constant rate. Average annual total return figures include changes in principal value, reinvested dividends, and capi-
tal gain distributions. Returns do not reflect taxes that the shareholder may pay on distributions or the redemption of shares. When assessing performance, investors should consider both short- and long-term returns.

Fund Expense Example

As a mutual fund shareholder, you may incur two types of costs: (1) transaction costs such as redemption fees or sales loads and (2) ongoing costs, including management fees, distribution and service (12b-1) fees, and other fund expenses. The following example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the most recent six-month period and held for the entire period.

Actual Expenses
The first line of the following table (“Actual”) provides information about actual account values and actual expenses. You may use the information in this line, together with your account balance, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The information on the second line of the table (“Hypothetical”) is based on hypothetical account values and expenses derived from the fund’s actual expense ratio and an assumed 5% per year rate of return before expenses (not the fund’s actual return). You may compare the ongoing costs of investing in the fund with other funds by contrasting this 5% hypothetical example and the 5% hypothetical examples that appear in the shareholder reports of the other funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

You should also be aware that the expenses shown in the table highlight only your ongoing costs and do not reflect any transaction costs, such as redemption fees or sales loads. Therefore, the second line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. To the extent a fund charges transaction costs, however, the total cost of owning that fund is higher.

T. Rowe Price Institutional Small-Cap Stock Fund

			Expenses
	Beginning	Ending	Paid During
	Account	Account	Period*
	Value	Value	1/1/05 to
	1/1/05	6/30/05	6/30/05
Actual	$1,000	$ 988.70	$3.50
Hypothetical (assumes
5% return before expenses)	1,000	1,021.27	3.56

*

Expenses are equal to the fund‘s annualized expense ratio for the six-month period (0.71%), multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half year (181) divided by the days in the year (365) to reflect the half-year period.

Financial Highlights
T. Rowe Price Institutional Small-Cap Stock Fund
(Unaudited)

		For a share outstanding throughout each period

6 Months		Year				3/31/00
	Ended	Ended				Through
6/30/05**		12/31/04	12/31/03	12/31/02	12/31/01	12/31/00
NET ASSET VALUE
Beginning of period	$14.19	$12.61	$9.49	$11.14	$10.61	$10.00

Investment activities
Net investment income (loss)	(0.02)	–	0.02	0.02	0.05	0.02*
Net realized and
unrealized gain (loss)	(0.14)	2.42	3.28	(1.62)	0.71	0.68

Total from
investment activities	(0.16)	2.42	3.30	(1.60)	0.76	0.70

Distributions
Net investment income	–	–	(0.02)	(0.02)	(0.05)	(0.03)
Net realized gain	–	(0.84)	(0.16)	(0.03)	(0.18)	(0.06)

Total distributions	–	(0.84)	(0.18)	(0.05)	(0.23)	(0.09)

NET ASSET VALUE
End of period	$14.03	$14.19	$12.61	$9.49	$11.14	$10.61

Ratios/Supplemental Data
Total return^	(1.13)%	19.32%	34.84%	(14.36)%	7.26%	7.03%*

Ratio of total expenses to
average net assets	0.71%†	0.69%	0.69%	0.70%	0.74%	0.75%*†

Ratio of net investment
income (loss) to average
net assets	(0.27)%†	0.04%	0.15%	0.26%	0.46%	0.66%*†

Portfolio turnover rate	22.1%†	22.4%	22.2%	19.1%	26.9%	15.8%†

Net assets, end of period
(in thousands)	$422,479	$478,218	$437,195	$333,989	$288,104	$229,475

^	Total return reflects the rate that an investor would have earned on an investment in the fund during each period, assuming reinvestment of all distributions.
*	Excludes expenses in excess of a 0.75% contractual expense limitation in effect through 12/31/03.
**	Per share amounts calculated using average shares outstanding method.
†	Annualized

The accompanying notes are an integral part of these financial statements.

Portfolio of Investments (1)
T. Rowe Price Institutional Small-Cap Stock Fund
June 30, 2005 (Unaudited)

	Shares	Value
(Cost and value in $ 000s)

COMMON STOCKS 97.0%

CONSUMER DISCRETIONARY 14.1%
Auto Components 0.7%
Keystone Automotive *	47,100	1,165
Strattec Security *	17,500	953
TRW *	40,100	983
		3,101
Automobiles 0.1%
Winnebago	7,000	229
		229
Diversified Consumer Services 1.0%
Corinthian Colleges *	12,400	158
Education Management *	20,900	705
Matthews International, Class A	90,600	3,530
		4,393
Hotels, Restaurants & Leisure 3.7%
Applebee’s	50,637	1,341
BJ’s Restaurants *	48,100	978
CEC Entertainment *	27,200	1,145
Great Wolf Resorts *	24,600	503
Panera Bread, Class A *	37,800	2,347
PF Chang’s China Bistro *	26,500	1,563
Red Robin Gourmet Burgers *	19,900	1,233
Ruby Tuesday	29,700	769
Sonic *	88,700	2,708
Texas Roadhouse, Class A *	6,900	240
The Cheesecake Factory *	85,450	2,968
		15,795
Household Durables 0.7%
Jarden *	57,250	3,087
		3,087
Internet & Catalog Retail 0.5%
J. Jill Group *	77,100	1,060
priceline.com *	38,700	903
		1,963
Leisure Equipment & Products 1.8%
Brunswick	80,300	3,479
MarineMax *	48,000	1,500
Polaris Industries	12,600	680
SCP Pool	51,012	1,790
		7,449
Media 1.5%
Emmis Communications *	43,400	767
Entercom Communications *	30,200	1,006
Getty Images *	12,500	928
Scholastic *	91,200	3,516
Young Broadcasting *	34,500	143
		6,360
Multiline Retail 0.2%
Big Lots *	48,100	637
		637
Specialty Retail 3.0%
AC Moore Arts & Crafts *	18,900	597
AnnTaylor Stores *	142,950	3,471
Christopher & Banks	64,075	1,170
DSW, Class A *	6,000	150
Gymboree *	67,400	921
Hot Topic *	90,700	1,734
Linens ‘n Things *	48,200	1,140
Monro Muffler Brake *	54,200	1,599
Select Comfort *	31,100	667
The Finish Line, Class A	30,300	573
Zumiez *	15,700	458
		12,480
Textiles, Apparel, & Luxury Goods 0.9%
Columbia Sportswear *	29,400	1,452
Culp *	18,200	80
Warnaco Group *	103,000	2,395
		3,927
Total Consumer Discretionary		59,421

CONSUMER STAPLES 1.9%
Food & Staples Retailing 1.5%
Casey’s General Stores	161,100	3,193
Performance Food Group *	80,200	2,423
Wild Oats Markets *	71,200	815
		6,431
Food Products 0.2%
American Italian Pasta, Class A	21,500	452
Seneca Foods, Class A *	18,600	301
Seneca Foods, Class B *	7,100	116
		869
Personal Products 0.2%
Chattem *	17,400	720
		720
Total Consumer Staples		8,020

ENERGY 6.2%
Energy Equipment & Services 4.4%
FMC Technologies *	115,200	3,683
Grant Prideco *	220,500	5,832
Hanover Compressor *	114,600	1,319
Hydril *	26,900	1,462
Key Energy Services *	54,700	662
Lone Star Technologies *	24,000	1,092
Seacor Holdings *	59,200	3,807
W-H Energy Services *	31,900	795
		18,652
Oil, Gas & Consumable Fuels 1.8%
Bill Barrett *	70,500	2,085
Forest Oil *	103,000	4,326
Noble Energy	16,300	1,233
		7,644
Total Energy		26,296

FINANCIALS 17.5%
Capital Markets 1.7%
Affiliated Managers Group *	37,000	2,528
Investors Financial Services	49,100	1,857
National Financial Partners	23,400	916
Piper Jaffray *	66,800	2,033
		7,334
Commercial Banks 6.0%
Amegy Bancorp	159,208	3,563
Boston Private Financial	39,900	1,006
Cascade Bancorp	40,200	846
Chittenden	132,250	3,597
Citizens Banking	104,600	3,161
Glacier Bancorp	74,622	1,950
Pinnacle Financial Partners *	10,600	254
Provident Bankshares	59,800	1,908
Sandy Spring Bancorp	40,600	1,422
Signature Bank *	7,500	183
Texas Capital Bancshares *	47,000	928
Valley National Bancorp	105,266	2,461
WestAmerica	77,200	4,077
		25,356
Insurance 5.6%
Aspen Insurance Holdings	83,700	2,307
Assured Guaranty	128,600	3,004
Bristol West Holdings	66,700	1,221
Brown & Brown	6,600	297
Harleysville Group	8,400	175
Horace Mann Educators	116,500	2,193
Infinity Property & Casualty	67,300	2,347
Markel *	7,500	2,542
Ohio Casualty	164,300	3,973
PartnerRe	40,400	2,603
Selective Insurance	41,400	2,051
W. R. Berkley	18,975	677
		23,390
Real Estate 3.1%
Arden Realty, REIT	48,700	1,752
EastGroup Properties, REIT	61,500	2,590
Equity Lifestyle Properties, REIT	21,200	843
Essex Property Trust, REIT	7,900	656
Gables Residential Trust, REIT	52,200	2,256
LaSalle Hotel Properties, REIT	32,600	1,070
Parkway Properties, REIT	29,200	1,460
Reckson Associates Realty, REIT	17,884	600
Washington SBI, REIT	63,900	1,994
		13,221
Thrifts & Mortgage Finance 1.1%
First Niagra Financial	48,700	710
Harbor Florida Bancshares	78,300	2,931
Triad Guaranty *	19,500	983
		4,624
Total Financials		73,925

HEALTH CARE 14.8%
Biotechnology 3.4%
Abgenix *	13,500	116
Alexion Pharmaceutical *	24,300	560
Alkermes *	50,700	670
Amylin Pharmaceuticals *	42,800	896
Anadys Pharmaceuticals *	41,000	376
Cephalon *	25,276	1,006
Cubist Pharmaceuticals *	74,000	975
CV Therapeutics *	10,200	229
Cytogen *	28,400	148
Cytokinetics *	4,800	33
deCode genetics *	44,200	415
Exelixis *	72,600	539
InterMune *	71,400	931
Martek Biosciences *	40,300	1,529
Memory Pharmaceuticals *	26,300	49
Myriad Genetics *	69,300	1,085
Neurocrine Biosciences *	30,300	1,274
NPS Pharmaceuticals *	20,700	235
ONYX Pharmaceuticals *	20,100	480
Rigel Pharmaceuticals *	30,800	614
Trimeris *	27,600	275
Vertex Pharmaceuticals *	105,062	1,769
		14,204
Health Care Equipment & Supplies 4.6%
Advanced Neuromodulation
Systems *	72,800	2,889
Analogic	28,400	1,429
DJ Orthopedics *	51,800	1,421
Edwards Lifesciences *	38,800	1,669
Greatbatch *	32,100	767
Integra LifeSciences *	77,200	2,254
NuVasive *	26,100	434
ResMed *	81,300	5,365
Steris	69,300	1,786
Thoratec *	42,400	650
Wright Medical Group *	30,100	804
		19,468
Health Care Providers & Services 5.7%
Accredo Health *	79,000	3,587
Henry Schein *	87,800	3,645
LabOne *	25,400	1,011
LCA-Vision	19,700	955
Lifeline Systems *	48,400	1,555
LifePoint Hospitals *	8,800	444
Odyssey Healthcare *	57,200	825
Sunrise Senior Living *	89,400	4,826
Symbion *	57,000	1,359
United Surgical Partners
International *	71,400	3,718
VistaCare, Class A *	8,000	148
WellChoice *	30,500	2,119
		24,192
Pharmaceuticals 1.1%
Atherogenics *	50,400	805
Eon Labs *	30,400	932
Inspire Pharmaceuticals *	80,100	675
Medicines Company *	28,200	660
Nektar Therapeutics *	16,100	271
Noven Pharmaceuticals *	73,000	1,276
Theravance *	10,200	173
		4,792
Total Health Care		62,656

INDUSTRIALS & BUSINESS SERVICES 14.7%
Aerospace & Defense 1.2%
Armor Holdings *	98,900	3,917
Mercury Computer Systems *	36,200	991
		4,908
Air Freight & Logistics 1.1%
EGL *	82,300	1,672
Pacer International *	33,900	739
Ryder System	15,700	575
UTi Worldwide	25,400	1,768
		4,754
Airlines 0.2%
Frontier Airlines *	59,500	615
Midwest Express Holdings *	50,800	121
		736
Building Products 0.3%
Quixote	7,800	153
Trex *	36,900	948
		1,101
Commercial Services & Supplies 4.9%
Angelica	38,700	948
Central Parking	27,100	373
Consolidated Graphics *	67,500	2,752
First Advantage, Class A *	10,592	247
G & K Services, Class A	64,800	2,445
Herman Miller	110,500	3,408
Intersections *	6,100	71
Kforce *	88,300	747
LECG *	69,800	1,484
Resources Global
Professionals *	100,000	2,323
Ritchie Bros. Auctioneers	41,500	1,600
Synagro Technologies *	139,500	674
Tetra Tech *	88,625	1,199
Waste Connections *	44,800	1,670
West Corporation *	25,800	991
		20,932
Construction & Engineering 0.2%
Insituform Technologies *	54,300	871
		871
Electrical Equipment 1.5%
A.O. Smith	114,900	3,069
Artesyn Technologies *	83,200	724
Baldor Electric	77,800	1,892
Woodward Governor	6,000	504
		6,189
Machinery 4.2%
3-D Systems *	2,100	51
Accuride *	26,900	286
Actuant, Class A *	60,460	2,898
Cascade	38,100	1,648
Graco	67,100	2,286
Harsco	75,800	4,135
IDEX	29,300	1,131
Lindsay Manufacturing	73,600	1,736
Toro	96,300	3,718
		17,889
Road & Rail 0.8%
Genesee & Wyoming, Class A *	8,400	228
Heartland Express	57,934	1,126
Knight Transportation	86,600	2,107
		3,461
Trading Companies & Distributors 0.3%
Electro Rent *	39,100	568
Interline Brands *	37,300	739
		1,307
Total Industrials & Business Services		62,148

INFORMATION TECHNOLOGY 20.7%
Communications Equipment 1.5%
ADTRAN	115,000	2,851
Belden CDT	84,000	1,781
F5 Networks *	16,000	756
Packeteer *	32,200	454
Riverstone Networks *	156,400	97
Tekelec *	28,100	472
		6,411
Computers & Peripherals 0.9%
Emulex *	70,700	1,291
Gateway *	478,900	1,580
Synaptics *	32,500	694
		3,565
Electronic Equipment & Instruments 2.7%
Applied Films *	6,000	154
Cogent *	15,700	448
DTS *	32,400	578
Global Imaging Systems *	53,800	1,714
KEMET *	127,900	806
Littelfuse *	58,800	1,637
Methode Electronics	86,400	1,025
National Instruments	32,200	683
Newport *	60,400	837
Orbotech *	27,100	582
Plexus *	131,600	1,873
Woodhead Industries	94,100	1,187
		11,524
Internet Software & Services 0.7%
Digital Insight *	75,700	1,811
Digital River *	17,200	546
MatrixOne *	108,000	540
		2,897
IT Services 3.9%
BISYS Group *	75,800	1,132
CACI International, Class A *	44,800	2,830
Global Payments	57,100	3,871
Iron Mountain *	116,625	3,618
Maximus	71,300	2,516
MPS Group *	166,300	1,567
RightNow Technologies *	86,500	1,040
		16,574
Semiconductor & Semiconductor Equipment 4.9%
AMIS Holdings *	44,600	595
Atheros Communications *	13,300	107
ATMI *	57,400	1,665
Brooks-Pri Automation *	81,100	1,204
Cabot Microelectronics *	37,700	1,093
Credence Systems *	89,200	807
Cymer *	86,500	2,279
Cypress Semiconductor *	34,700	437
Entegris *	97,100	961
Exar *	83,100	1,237
FEI *	37,900	865
Lattice Semiconductor *	142,800	634
Microsemi *	14,000	263
MKS Instruments *	104,800	1,770
Mykrolis *	111,200	1,580
PDF Solutions *	70,700	928
Power Integrations *	54,600	1,178
Semtech *	118,800	1,978
Silicon Laboratories *	41,500	1,088
Virage Logic *	14,900	154
		20,823
Software 6.1%
Altiris *	52,900	776
Blackbaud	8,800	119
Catapult Communications *	23,900	408
CCC Information Services *	47,900	1,147
FactSet Research Systems	86,500	3,100
FileNet *	104,100	2,617
Hyperion Solutions *	32,600	1,312
Internet Security Systems *	62,500	1,268
Jack Henry & Associates	184,100	3,371
Kronos *	64,000	2,585
Mercury Interactive *	15,800	606
Motive *	49,300	489
NetIQ *	92,408	1,049
Open Solutions *	23,600	479
Progress Software *	64,400	1,942
Quest Software *	94,100	1,283
Red Hat *	56,400	739
RSA Security *	78,000	895
SPSS *	37,200	715
Verity *	78,300	687
		25,587
Total Information Technology		87,381

MATERIALS 4.8%
Chemicals 3.6%
Airgas	193,600	4,776
Arch Chemicals	80,700	2,015
Ferro	121,200	2,407
MacDermid	45,600	1,421
Material Sciences *	54,000	786
Minerals Technologies	41,800	2,575
Symyx Technologies *	36,600	1,024
		15,004
Containers & Packaging 0.3%
Chesapeake Corp.	47,500	995
Smurfit-Stone Container *	18,100	184
		1,179
Metals & Mining 0.7%
Gibraltar Industries	31,350	581
Lihir Gold (AUD) *	552,600	514
Meridian Gold *	114,500	2,061
		3,156
Paper & Forest Products 0.2%
Buckeye Technologies *	123,400	983
		983
Total Materials		20,322

TELECOMMUNICATION SERVICES 1.0%
Wireless Telecommunication Services 1.0%
SBA Communications *	9,000	121
SpectraSite *	55,700	4,146
Total Telecommunication Services		4,267

UTILITIES 1.3%
Electric Utilities 0.9%
Cleco	51,700	1,115
El Paso Electric *	36,500	746
Unisource Energy	70,000	2,153
		4,014
Gas Utilities 0.1%
Southwest Gas	13,700	350
		350
Independent Power Producers & Energy Traders 0.3%
Black Hills	29,000	1,069
		1,069
Total Utilities		5,433

Total Common Stocks (Cost $305,184)		409,869

SHORT-TERM INVESTMENTS 2.0%
Money Market Fund 2.0%
T. Rowe Price Reserve
Investment Fund, 3.14% #† 8,500,164		8,500

Total Short-Term Investments
(Cost $8,500)		8,500

Total Investments in Securities
99.0% of Net Assets
(Cost $313,684)		$418,369

(1)	Denominated in U.S. dollars unless otherwise noted
#	Seven-day yield
*	Non-income producing
†	Affiliated company—See Note 4
AUD	Australian dollar
REIT	Real Estate Investment Trust

The accompanying notes are an integral part of these financial statements.

Statement of Assets and Liabilities
T. Rowe Price Institutional Small-Cap Stock Fund
June 30, 2005 (Unaudited)
(In thousands except shares and per share amounts)

Assets
Investments in securities, at value
Affiliated companies (cost $8,500)	$8,500
Non-affiliated companies (cost $305,184)	409,869

Total investments in securities	418,369
Dividends receivable	126
Receivable for investment securities sold	1,003
Receivable for shares sold	4,082
Other assets	21

Total assets	423,601

Liabilities
Investment management fees payable	222
Payable for investment securities purchased	482
Payable for shares redeemed	398
Due to affiliates	6
Other liabilities	14

Total liabilities	1,122

NET ASSETS	$422,479

Net Assets Consist of:
Undistributed net investment income (loss)	$(398)
Undistributed net realized gain (loss)	27,501
Net unrealized gain (loss)	104,685
Paid-in-capital applicable to 30,105,232 shares of
$0.0001 par value capital stock outstanding;
1,000,000,000 shares of the Corporation authorized	290,691

NET ASSETS	$422,479

NET ASSET VALUE PER SHARE	$14.03

The accompanying notes are an integral part of these financial statements.

Statement of Operations
T. Rowe Price Institutional Small-Cap Stock Fund
(Unaudited)
($ 000s)

6 Months
Ended
6/30/05
Investment Income (Loss)
Income
Dividend	$934
Interest	1

Total income	935

Expenses
Investment management	1,382
Custody and accounting	81
Registration	19
Legal and audit	7
Directors	3
Prospectus and shareholder reports	3
Shareholder servicing	1
Miscellaneous	4

Total expenses	1,500

Net investment income (loss)	(565)

Realized and Unrealized Gain (Loss)
Net realized gain (loss)
Securities	21,073
Futures	(184)
Foreign currency transactions	(2)

Net realized gain (loss)	20,887

Change in net unrealized gain (loss)
Securities	(25,724)
Futures	(37)

Change in net unrealized gain (loss)	(25,761)

Net realized and unrealized gain (loss)	(4,874)

INCREASE (DECREASE) IN NET
ASSETS FROM OPERATIONS	$(5,439)

The accompanying notes are an integral part of these financial statements.

Statement of Changes in Net Assets
T. Rowe Price Institutional Small-Cap Stock Fund
(Unaudited)
($ 000s)

	6 Months	Year
	Ended	Ended
	6/30/05	12/31/04
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$(565)	$167
Net realized gain (loss)	20,887	27,476
Change in net unrealized gain (loss)	(25,761)	53,738

Increase (decrease) in net assets from operations	(5,439)	81,381

Distributions to shareholders
Net realized gain	–	(27,738)

Capital share transactions *
Shares sold	13,664	32,209
Distributions reinvested	–	27,601
Shares redeemed	(63,964)	(72,430)

Increase (decrease) in net assets from capital
share transactions	(50,300)	(12,620)

Net Assets
Increase (decrease) during period	(55,739)	41,023
Beginning of period	478,218	437,195

End of period	$422,479	$478,218

(Including undistributed net investment income (loss)
of $(398) at 6/30/05 and $167 at 12/31/04)

*Share information
Shares sold	984	2,457
Distributions reinvested	–	1,982
Shares redeemed	(4,582)	(5,393)

Increase (decrease) in shares outstanding	(3,598)	(954)

The accompanying notes are an integral part of these financial statements.

Notes to Financial Statements

T. Rowe Price Institutional Small-Cap Stock Fund
June 30, 2005 (Unaudited)

NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES

T. Rowe Price Institutional Equity Funds, Inc. (the corporation) is registered under the Investment Company Act of 1940 (the 1940 Act). The Institutional Small-Cap Stock Fund (the fund), a diversified, open-end management investment company, is one portfolio established by the corporation. The fund commenced operations on March 31, 2000. The fund seeks to provide long-term capital growth by investing primarily in stocks of small companies.

The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America, which require the use of estimates made by fund management. Fund management believes that estimates and security valuations are appropriate; however actual results may differ from those estimates, and the security valuations reflected in the financial statements may differ from the value the fund receives upon sale of the securities.

Valuation The fund values its investments and computes its net asset value per share at the close of the New York Stock Exchange (NYSE), normally 4 p.m. ET, each day that the NYSE is open for business. Equity securities listed or regularly traded on a securities exchange or in the over-the-counter market are valued at the last quoted sale price or, for certain markets, the official closing price at the time the valuations are made, except for OTC Bulletin Board securities, which are valued at the mean of the latest bid and asked prices. A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for such security. Listed securities not traded on a particular day are valued at the mean of the latest bid and asked prices for domestic securities and the last quoted sale price for international securities. Debt securities with original maturities of less than one year are valued at amortized cost in local currency, which approximates fair value when combined with accrued interest.

Investments in mutual funds are valued at the mutual fund’s closing net asset value per share on the day of valuation. Financial futures contracts are valued at closing settlement prices.

Other investments, including restricted securities, and those for which the above valuation procedures are inappropriate or are deemed not to reflect fair value are stated at fair value as determined in good faith by the
T. Rowe Price Valuation Committee, established by the fund’s Board of Directors.

Most foreign markets close before the close of trading on the NYSE. If the fund determines that developments between the close of a foreign market and the close of the NYSE will, in its judgment, materially affect the value of some or all of its portfolio securities, which in turn will affect the fund’s share price, the fund will adjust the previous closing prices to reflect the fair value of the securities as of the close of the NYSE, as determined in good faith by the T. Rowe Price Valuation Committee, established by the fund’s Board of Directors. A fund may also fair value securities in other situations, such as when a particular foreign market is closed but the fund is open. In deciding whether to make fair value adjustments, the fund reviews a variety of factors, including developments in foreign markets, the performance of U.S. securities markets, and the performance of instruments trading in U.S. markets that represent foreign securities and baskets of foreign securities. The fund uses outside pricing services to provide it with closing market prices and information used for adjusting those prices. The fund cannot predict when and how often it will use closing prices and when it will adjust those prices to reflect fair value. As a means of evaluating its fair value process, the fund routinely compares closing market prices, the next day’s opening prices in the same markets, and adjusted prices.

Currency Translation Assets, including investments, and liabilities denominated in foreign currencies are translated into U.S. dollar values each day at the prevailing exchange rate, using the mean of the bid and asked prices of such currencies against U.S. dollars as quoted by a major bank. Purchases and sales of securities, income, and expenses are translated into U.S. dollars at the prevailing exchange rate on the date of the transaction. The effect of changes in foreign currency exchange rates on realized and unrealized security gains and losses is reflected as a component of security gains and losses.

Rebates and Credits Subject to best execution, the fund may direct certain security trades to brokers who have agreed to rebate a portion of the related brokerage commission to the fund in cash. Commission rebates are included in realized gain on securities in the accompanying financial statements and totaled $10,000 for the six months ended June 30, 2005. Additionally, the fund earns credits on temporarily uninvested cash balances at the custodian that reduce the fund’s custody charges. Custody expense in the accompanying financial statements is presented before reduction for credits.

Investment Transactions, Investment Income, and Distributions Income and expenses are recorded on the accrual basis. Premiums and discounts on debt securities are amortized for financial reporting purposes. Dividends received from mutual fund investments are reflected as dividend income; capital gain distributions are reflected as realized gain/loss. Dividend income and capital gain distributions are recorded on the ex-dividend date. Investment transactions are accounted for on the trade date. Realized gains and losses are reported on the identified cost basis. Payments (“variation margin”) made or received to settle the daily fluctuations in the value of futures contracts are recorded as unrealized gains or losses until the contracts are closed. Distributions to shareholders are recorded on the ex-dividend date. Income distributions are declared and paid on an annual basis. Capital gain distributions, if any, are declared and paid by the fund, typically on an annual basis.

NOTE 2 - INVESTMENT TRANSACTIONS

Consistent with its investment objective, the fund engages in the following practices to manage exposure to certain risks or enhance performance. The investment objective, policies, program, and risk factors of the fund are described more fully in the fund’s prospectus and Statement of Additional Information.

Futures Contracts During the six months ended June 30, 2005, the fund was a party to futures contracts, which provide for the future sale by one party and purchase by another of a specified amount of a specific financial instrument at an agreed upon price, date, time, and place. Risks arise from possible illiquidity of the futures market and from movements in security values.

Other Purchases and sales of portfolio securities, other than short-term securities, aggregated $46,684,000 and $96,600,000, respectively, for the six months ended June 30, 2005.

NOTE 3 - FEDERAL INCOME TAXES

No provision for federal income taxes is required since the fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and distribute to shareholders all of its taxable income and gains. Federal income tax regulations differ from generally accepted accounting principles; therefore, distributions determined in accordance with tax regulations may differ in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character. Financial records are not adjusted for temporary differences. The amount and character of tax-basis distributions and composition of net assets are finalized at fiscal year-end; accordingly, tax-basis balances have not been determined as of June 30, 2005.

At June 30, 2005, the cost of investments for federal income tax purposes was $313,684,000. Net unrealized gain aggregated $104,685,000 at period-end, of which $123,976,000 related to appreciated investments and $19,291,000 related to depreciated investments.

NOTE 4 - RELATED PARTY TRANSACTIONS

The fund is managed by T. Rowe Price Associates, Inc. (the manager or Price Associates), a wholly owned subsidiary of T. Rowe Price Group, Inc. The investment management agreement between the fund and the manager provides for an annual investment management fee equal to 0.65% of the fund’s average daily net assets. The fee is computed daily and paid monthly.

In addition, the fund has entered into service agreements with Price Associates and a wholly owned subsidiary of Price Associates (collectively, Price). Price Associates computes the daily share price and maintains the financial records of the fund. T. Rowe Price Services, Inc., provides shareholder and administrative services in its capacity as the fund’s transfer and dividend disbursing agent. For the six months ended June 30, 2005, expenses incurred pursuant to these service agreements were $32,000 for Price Associates and $3,000 for T. Rowe Price Services. The total amount payable at period end pursuant to these service agreements is reflected as due to affiliates in the accompanying financial statements.

The fund may invest in the T. Rowe Price Reserve Investment Fund and the T. Rowe Price Government Reserve Investment Fund (collectively, the T. Rowe Price Reserve Funds), open-end management investment companies managed by Price Associates and affiliates of the fund. The T. Rowe Price Reserve Funds are offered as cash management options to mutual funds, trusts, and other accounts managed by Price Associates and/or its affiliates, and are not available for direct purchase by members of the public. The T. Rowe Price Reserve Funds pay no investment management fees. During the six months ended June 30, 2005, dividend income from the T. Rowe Price Reserve Funds totaled $142,000, and the value of shares of the T. Rowe Price Reserve Funds held at June 30, 2005 and December 31, 2004 was $8,500,000 and $13,004,000, respectively.

Information on Proxy Voting Policies, Procedures, and Records

A description of the policies and procedures used by T. Rowe Price funds and portfolios to determine how to vote proxies relating to portfolio securities is available in each fund’s Statement of Additional Information, which you may request by calling 1-800-225-5132 or by accessing the SEC’s Web site, www.sec.gov. The description of our proxy voting policies and procedures is also available on our Web site, www.troweprice.com. To access it, click on the words “Company Info” at the top of our homepage for individual investors. Then, in the window that appears, click on the “Proxy Voting Policy” navigation button in the top left corner.

Each fund’s most recent annual proxy voting record is available on our Web site and through the SEC’s Web site. To access it through our Web site, follow the directions above, then click on the words “Proxy Voting Record” at the bottom of the Proxy Voting Policy page.

How to Obtain Quarterly Portfolio Holdings

The fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available electronically on the SEC’s Web site (www.sec.gov); hard copies may be reviewed and copied at the SEC’s Public Reference Room, 450 Fifth St. N.W., Washington, DC 20549. For more information on the Public Reference Room, call 1-800-SEC-0330.

Approval of Investment Management Agreement

On March 2, 2005, the fund’s Board of Directors unanimously approved the investment advisory contract (“Contract”) between the fund and its investment manager, T. Rowe Price Associates, Inc. (“Manager”). The Board considered a variety of factors in connection with its review of the Contract, also taking into account information provided by the Manager during the course of the year, as discussed below:

Services Provided by the Manager
The Board considered the nature, quality, and extent of the services provided to the fund by the Manager. These services included, but were not limited to, management of the fund’s portfolio and a variety of activities related to portfolio management. The Board also reviewed the background and experience of the Manager’s senior management team and investment personnel involved in the management of the fund. The Board concluded that it was satisfied with the nature, quality, and extent of the services provided by the Manager.

Investment Performance of the Fund
The Board reviewed the fund’s average annual total return over the one- and three-year periods as well as the fund’s year-by-year returns and compared these returns to previously agreed upon comparable performance measures and market data, including those supplied by Lipper and Morningstar, which are independent providers of mutual fund data. On the basis of this evaluation and the Board’s ongoing review of investment results, the Board concluded that the fund’s performance was satisfactory.

Costs, Benefits, Profits, and Economies of Scale
The Board reviewed detailed information regarding the revenues received by the Manager under the Contract and other benefits that the Manager (and its affiliates) may have realized from its relationship with the fund, including research received under “soft dollar” agreements. The Board also received information on the estimated costs incurred and profits realized by the Manager and its affiliates from advising T. Rowe Price mutual funds, as well as estimates of the gross profits realized from managing the fund in particular. The Board concluded that the Manager’s profits were reasonable in light of the services provided to the fund. The Board also considered whether the fund or other funds benefit under the fee levels set forth in the Contract from any economies of scale realized by the Manager. The Board concluded that, based on the profitability data it reviewed, the Contract provided for a reasonable sharing of benefits from any economies of scale with the fund’s investors.

Fees
The Board reviewed the fund’s management fee rate, operating expenses, and total expense ratio and compared them to fees and expenses of other comparable funds based on information and data supplied by Lipper. The information provided to the Board indicated that the fund’s management fee rate and expense ratio were at or below the median for comparable funds. The Board also reviewed the fee schedules for comparable privately managed accounts of the Manager and its affiliates. Management informed the Board that the Manager’s responsibilities for privately managed accounts are more limited than its responsibilities for the fund and other T. Rowe Price mutual funds that it or its affiliates advise. On the basis of the information provided, the Board concluded that the fees paid by the fund under the Contract were reasonable.

Approval of the Contract
As noted, the Board approved the continuation of the Contract. No single factor was considered in isolation or to be determinative to the decision. Rather, the Board concluded, in light of a weighting and balancing of all factors considered, that it was in the best interests of the fund to approve the continuation of the Contract, including the fees to be charged for services thereunder.

Item 2. Code of Ethics.

A code of ethics, as defined in Item 2 of Form N-CSR, applicable to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions is filed as an exhibit to the registrant’s annual Form N-CSR. No substantive amendments were approved or waivers were granted to this code of ethics during the registrant’s most recent fiscal half-year.

Item 3. Audit Committee Financial Expert.

Disclosure required in registrant’s annual Form N-CSR.

Item 4. Principal Accountant Fees and Services.

Disclosure required in registrant’s annual Form N-CSR.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Schedule of Investments.

Not applicable. The complete schedule of investments is included in Item 1 of this Form N-CSR.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11. Controls and Procedures.

(a) The registrant’s principal executive officer and principal financial officer have evaluated the registrant’s disclosure controls and procedures within 90 days of this filing and have concluded that the registrant’s disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized, and reported timely.

(b) The registrant’s principal executive officer and principal financial officer are aware of no change in the registrant’s internal control over financial reporting that occurred during the registrant’s second fiscal quarter covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) The registrant’s code of ethics pursuant to Item 2 of Form N-CSR is filed with the registrant’s annual Form N-CSR.

    (2) Separate certifications by the registrant's principal executive officer and principal financial officer, pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(a) under the Investment Company Act of 1940, are attached.

    (3) Written solicitation to repurchase securities issued by closed-end companies: not applicable.

(b) A certification by the registrant's principal executive officer and principal financial officer, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(b) under the Investment Company Act of 1940, is attached.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment
Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

T. Rowe Price Institutional Equity Funds, Inc.

By	/s/ James S. Riepe
James S. Riepe
Principal Executive Officer

Date	August 18, 2005

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment
Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ James S. Riepe
James S. Riepe
Principal Executive Officer

Date	August 18, 2005

By	/s/ Joseph A. Carrier
Joseph A. Carrier
Principal Financial Officer

Date	August 18, 2005